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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

July 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          July 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
        ----------------------------------
        Melissa Philibert
Title:  Corporate Trust Officer
Date:   July 23, 2003


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION
------    -----------
EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          July 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement


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              DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE

TRUST 2001-1



Accounting Date:               10-Jul-03
Determination Date:            14-Jul-03
Monthly Payment Date:          15-Jul-03
Collection Period Ending:      30-Jun-03

I.  COLLECTION ACCOUNT SUMMARY


    Principal and Interest Payments Received (including Prepayments)                                                 13,299,924.41
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      497,485.35
    Current Monthly Interest Shortfall/Excess                                                                           -81,251.37
    Recoup of Collection Expenses                                                                                       -17,366.51
    Amount of Withdrawal, if any, from Reserve Account                                                                    8,616.53
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     13,707,408.41

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,162,414.11
    Amount of Interest Payments Received During the Collection Period                                                 2,243,665.48
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -81,251.37

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                    8,616.53
    Reserve Account Investment Earnings                                                                                   3,557.25
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
    Total Ending Reserve Balance                                                                                      3,965,944.72
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


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                          2243665.48
    Scheduled Principal Payments Received                                                                               1858054.93
    Principal Prepayments Received                                                                                         9198204
    Total Interest and Principal Payments Received                                                                     13299924.41

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     550,520.78
    minus  Reasonable Expenses                                                                                            53035.43
    Net Liquidation Proceeds                                                                                             497485.35
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                        497485.35

c)
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                                0

                                                                                                                       13797409.76
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    299,514,124.40
    multiplied by Servicer Fee Rate                                                                                           0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        187,196.33

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                       299514124.4
    Pool Balance as of the Current Accounting Date                                                                  287,415,359.86
    Age of Pool in Months                                                                                                    20.00

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                               299514124
    Aggregate Note Balance as of Current Accounting Date                                                            287,415,359.86

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

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              43                 836,972.85          0.291%
    60-89 Days Delinquent              24               1,761,044.34          0.613%
    90-119 Days Delinquent             12                 650,172.64          0.226%
    120+ Days Delinquent                0                       0.00          0.000%
    Defaults for Current Period        20               1,042,505.61          0.363%
    Cumulative Defaults               259               9,869,416.34          1.864%
    Cumulative Recoveries                               3,794,259.68          0.717%



    Current Month Realized Losses                                                                                       545,020.26
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                         0.103%
    Preceding Realized Losses                                                                                           447,641.56
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.085%
    Second Preceding Realized Losses                                                                                    -13,490.77
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               -0.003%
    Cumulative Realized Losses                                                                                        6,075,156.66
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                         1.147%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.54283881
                                                                                                                        0.52960265

a)                                                                                                                      187,196.33
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                                 0.00
    Class A-3                                                                                                           354,765.79
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08

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


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                                       0.00                     0.00             0.00
    Class A-3                                                              89,814,124.40            12,098,764.54    77,715,359.86
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00

c)                                                                                                                            0.00

VIII POOL STATISTICS

                                                                                                                             9.16%
                                                                                                                               156

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              13,707,408.41

TOTAL WIRE TO HSBC                                                                                                   13,707,408.41

Amount Due To Servicer                                                                                                        0.00


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